UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Rezolute, Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. REZOLUTE, INC. 275 Shoreline Drive, Suite 500, REZOLUTE, INC. Redwood City, CA 94065 c/o Issuer Direct Corporation 1 Glenwood Ave Suite 1001, Raleigh, NC 27603 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2024 Dear Shareholder, The 2025 Annual Meeting of Stockholders of Rezolute, Inc. (the “Company”) will be held virtually, on December 5, 2024, at 3:00 PM (Pacific Time). (1) To elect Nevan Charles Elam, Gil Labrucherie, Philippe Fauchet, Nerissa Kreher, Wladimir Hogenhuis, and Young-Jin Kim to the Company’s Board of Directors until the 2026 Annual Meeting. (2) To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending on June 30, 2025. (3) To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers, or NEOs, as disclosed in the Executive Compensation section of this Proxy Statement. (4) To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized common stock from 100,000,000 shares of common stock to an aggregate of 165,000,000 shares of common stock (the “Share Increase Proposal”) (5) To approve an amendment to the 2021 Stock Incentive Plan, as amended, (the “2021 Equity Plan”), to increase the number of shares available for issuance thereunder from 10,700,000 shares of common stock to an aggregate of 14,450,000 shares of common stock (the “2021 Equity Plan Amendment Proposal”). (6) To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the Share Increase Proposal (the “Adjournment Proposal”). (7) To transact such other business as may properly come before the meeting, or any postponements or adjournments thereof. (8) The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2, 3, 4, 5, and 6. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. CONTROL NUMBER The Proxy Materials are available for review at www.iproxydirect.com/RZLT and https://agm.issuerdirect.com/rzlt Vote Your Proxy on the Internet: Go to - www.iproxydirect.com/RZLT Have your notice available when you access the above website. Follow the prompts to vote your shares. *Shareholders are cordially invited to attend the Annual Meeting, vote virtually and submit a question during the Annual Meeting by visiting https://agm.issuerdirect.com/rzlt.

REZOLUTE, INC. 275 Shoreline Drive, Suite 500, Redwood City, CA 94065 Important Notice Regarding the Availability of Proxy Materials For the 2025 Annual Meeting of Shareholders to be Held On December 5, 2024 The following Proxy Materials are available to you to review at www.iproxydirect.com/RZLT and https://agm.issuerdirect.com/rzlt (1) Notice of Annual Meeting of Stockholders; (2) Proxy Statement of the Annual Meeting of Stockholders; (3) Form of Proxy for the Annual Meeting of Stockholders; and (4) Annual Report of the Company for the fiscal year ended June 30, 2024. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before 9:00am (Pacific Time) November 28, 2024 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 919-481-4000, or By Logging on to www.iproxydirect.com/RZLT or By email at: proxy@issuerdirect.com Please include the company name and your control number in the subject line. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.